Exhibit 21.1
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                      Subsidiaries of AMM Holdings, Inc.

Jurisdiction in which Entity Formed                           Name
-----------------------------------                           ----
Delaware                                             Anchor Holdings, Inc.
---------------------------------------------------------------------------------------------
Delaware                                             Moll Industries, Inc.*
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Delaware                                             Moll Industries, LLC**
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Delaware                                             Moll Plastics, LLC**
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France                                               Moll France SARL**
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France                                               Moll Cassey SARL**
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France                                               Moll Villers SARL**
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France                                               Moll Blanzy SARL**
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France                                               Moll Bonneval SARL**
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France                                               Moll Rouvaray SARL**
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France                                               Moll Saintrit SARL**
---------------------------------------------------------------------------------------------
France                                               Moll Chalon SARL**
---------------------------------------------------------------------------------------------
France                                               SCI Bonnevalaise**
---------------------------------------------------------------------------------------------
France                                               IAC SARL**
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France                                               SCI Terreau Brenot**
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Belgium                                              Moll SPRL**
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France                                               Staphane SARL**
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Germany                                              Moll Industries Germany GmbH**
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Germany                                              Moll Industries Paderborn Beteiligungs -
                                                     GmbH**
---------------------------------------------------------------------------------------------
Germany                                              Moll Industries Paderborn GmbH & Co.**
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United Kingdom                                       Moll Industries U.K., Limited**
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Mexico                                               Cepillos De Matamaros S.A. de C.V.**
---------------------------------------------------------------------------------------------
Barbados                                             Anchor Advanced Products Foreign Sales
                                                     Corporation**
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*  Subsidiary of Anchor Holdings, Inc.
** Subsidiary of Moll Industries, Inc.
